Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Greenspoint Capital LLC (the “Company”)
Guggenheim Securities LLC (“Guggenheim”)
Barclays Capital Inc. (“Barclays”)
(collectively, the “Specified Parties”)

Re: CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of commission receivables (the “Cases”) associated with a pool of bank-owned life insurance policies (the “Policies”), which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Initial Case Data File” means an electronic data file provided to us by Guggenheim, on behalf of the Company, containing certain information related to 1,542 Cases as of August 31, 2015. The Company is responsible for the Initial Case Data File.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

•	The phrase “Selected Cases” means a sample of 150 Cases that we selected randomly from the Initial Case Data File as instructed by the Company. A listing of the Selected Cases is attached hereto as Exhibit A.

•	The phrase “Case Level Sample Data File” means an electronic data file provided to us by the Company on February 11, 2016, containing certain information related to the Selected Cases as of December 31, 2015 (the “Cutoff Date”). The Company is responsible for the Case Level Sample Data File.

•	The phrase “Initial Policy Level Sample Data File” means an electronic data file provided to us by the Company on February 11, 2016, containing certain information related to 28,330 Policies as of December 31, 2015 associated with the Selected Cases. We were instructed by the Company to exclude 192 Policies which contained a value of “Deceased” or “Exchanged” in the “Employee Status” field of the Initial Policy Level Sample Data File and 12 Policies which contained a value of “YYY” or “PPP” in the “Policy Number” field of the Initial Policy Level Sample Data File. We were further instructed by the Company to exclude an additional eight (8) Policies from the Initial Policy Level Sample Data File as the individuals insured under these eight (8) Policies were deceased prior to the Cutoff Date. The resulting electronic data file contained information related to 28,118 Policies (the “Selected Policies”) and constituted the “Policy Level Sample Data File.” A listing of the Selected Policies is attached hereto as Exhibit A. The Company is responsible for the Policy Level Sample Data File.

•	The phrase “Master Sample File” means an electronic data file provided to us by the Company on April 21, 2016, containing certain commission rate information related to the Selected Cases as of the Cutoff Date. The Company is responsible for the Master Sample File.

•	The phrase “Case File Documents” means some or all of the following documents related to the Selected Cases: Commission Agreement, BPS Case Comp Structure, Vested Status Carrier Email Confirmation, Master Agreement, Consultant and Third Party Splits by Case File, BPS Screenshot, 2015 Cash Received File, 2015 Cost of Service File, Carrier Value Files, Schedule of Receivables, Mapping Carrier - Bank Names & Former Sales Entities, 2015 Cash Received Detail File, Carrier Statement, JP Morgan Bank Statements, Bank of New York Mellon Bank Statements, Bank of New York Mellon Monthly Clark Checks, CBC IRS Wires, New York Life Lockbox, New York Life Checks. The Case File Documents maintained and furnished to us by the Company, were represented to be either the original Case File Documents, a copy of the original Case File Documents, or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents. The Company is responsible for the Case File Documents.

•	The phrase “Policy File Documents” means some or all of the following documents related to the Selected Policies: Policy Document, Carrier Value Files, General Account Policies Email Confirmation, Initial Premium Interest Calc, Oracle Screenshot, Consent Form, Date of Birth Support, and Census Screenshot. The Policy File Documents maintained and furnished to us by the Company, were represented to be either the original Policy File Documents, a copy of the original Policy File Documents, or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents. The Company is responsible for the Policy File Documents

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

I.	The Selected Cases

For each of the Selected Cases, we compared or recomputed the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Case File Documents.

The Company indicated that the absence of any of the Case File Documents noted below or the inability to agree the indicated information from the Case Level Sample Data File or the Master Sample File (for the Commission Rate) to the Case File Documents for each of the attributes identified constituted an exception. The Case File Documents are listed in the order of priority until such attribute was compared.

Attribute	Case File Document(s)

Commission Calculation Method	Commission Agreement or BPS Case Comp Structure

Commission Rate	Commission Agreement or BPS Case Comp Structure and instructions provided by the Company described below

Commission Fee	Commission Agreement, Master Agreement or BPS Case Comp Structure, and instructions provided by the Company described below

Commission Payment Frequency	Commission Agreement, Bank of New York Mellon Monthly Clark Checks, Carrier Statement, New York Life Checks, BPS Case Comp Structure, and instructions provided by the Company described below

Commission Expiration	Commission Agreement, Master Agreement, BPS Case Comp Structure, and instructions provided by the Company described below

Vested Status	Commission Agreement, Master Agreement, or Vested Status Carrier Email Confirmation and instructions provided by the Company described below

Commission Splits – Direct Pay (% of Total Revenue)	Commission Agreement, Master Agreement, Consultant and Third Party Splits by Case File and instructions provided by the Company described below

Commission Splits – Remitted by Clark (% of Gross Revenue)
Commission Agreement, Master Agreement, Consultant and Third Party Splits by Case File, BPS Screenshot, 2015 Cash Received File or 2015 Cost of Service File and instructions provided by the Company described below

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

Attribute	Case File Document(s)

Servicing Status	Carrier Value Files

Commission Ownership Entity	BPS Case Comp Structure, Commission Agreement, Master Agreement Schedule of Receivables, Mapping Carrier - Bank Names & Former Sales Entities, and instructions provided by the Company described below

Commission Type	Commission Agreement, Master Agreement, BPS Case Comp Structure and instructions provided by the Company described below

Total Revenue	2015 Cash Received File

Gross Revenue
2015 Cash Received File, 2015 Cash Received  Detail File, Carrier Statement, JP Morgan Bank Statement, Bank of New York Mellon Bank Statement, Bank of New York Mellon  Monthly Clark Checks, CBC IRS Wires, New York Life Lockbox, or  New York Life Checks and instructions provided by the Company described below

Recomputed Direct Pay	Recomputed using instructions provided by the Company described below

Recomputed Commission Expense	Recomputed using instructions provided by the Company described below

Recomputed Net Revenue	Recomputed using instructions provided by the Company described below

For purposes of comparing Commission Rate, we were instructed by the Company to compare Commission Rate in the Master Sample File to the Commission Agreement. In the event the Commission Agreement was not available or did not agree with the Master Sample File, we were instructed by the Company to compare the Commission Rate in the Master Sample File to the BPS Case Comp Structure. We were informed by the Company that Selected Case #92 was no longer in service due to a change in the  agent of record in the first quarter of 2016.  In such instance, we were instructed by the Company not to perform procedures related to Commission Rate.  We noted one (1) Selected Case was no longer in service.

For Selected Case #29, we were instructed by the Company to perform the following procedures related to Commission Rate: i) sum the percentages in the “CommBasedOn” field on the BPS Case Comp Structure, and ii) compare the sum of the percentages to the Commission Rate field in the Master Sample File.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

For purposes of comparing Commission Fee, we were instructed by the Company to compare Commission Fee in the Case Level Sample Data File to the Commission Agreement or Master Agreement. We were further instructed by the Company to deem the Commission Fee as “NA” if the Commission Agreement or Master Agreement did not contain information related to commission fee. In the event the Commission Agreement or the Master Agreement was not available within the Case File Documents, we were instructed by the Company to compare the Commission Fee in the Case Level Sample Data File to the BPS Case Comp Structure.

For purposes of comparing Commission Payment Frequency, we were instructed by the Company to compare Commission Payment Frequency in the Case Level Sample Data File to the Commission Agreement. For Selected Cases with a Commission Payment Frequency of quarterly or monthly (identified as “Monthly” or “Quarterly” in the Commission Payment Frequency field), we were instructed by the Company to utilize the number of payments indicated in the Bank of New York Mellon Monthly Clark Checks or the Carrier Statement.   In the event the Commission Agreement was not available or did not agree with the Case Level Sample Data File, we were instructed by the Company to compare the Commission Payment Frequency in the Case Level Sample Data File to the BPS Case Comp Structure.

For purposes of comparing Commission Expiration, we were instructed by the Company to compare Commission Expiration in the Case Level Sample Data File to the Commission Agreement or Master Agreement. We were further instructed by the Company to deem the Commission Expiration as “NA” if the Commission Agreement or Master Agreement did not contain information related to commission expiration. In the event the Commission Agreement was not available or did not agree with the Case Level Sample Data File, we were instructed by the Company to compare the Commission Expiration in the Case Level Sample Data File to the BPS Case Comp Structure.

For purposes of comparing Vested Status, we were instructed by the Company to compare the Vested Status in the Case Level Sample Data File to the vesting status set forth in the Commission Agreement or the Master Agreement, or to the vesting status indicated in the Vested Status Carrier Email Confirmation, which was email correspondence from the Insurance Carriers, provided by the Company.  In the event the Commission Agreement, Master Agreement, or the Vested Status Carrier Email Confirmation was not provided by the Company for the corresponding Selected Case, we were instructed by the Company to deem the Vested Status for the Selected Case to be “Not Vested.” In the event a Selected Case contained a Vested Status of “Unknown” in the Case Level Sample Data File, we were also instructed by the Company to deem the Vested Status for the Selected Case to be “Not Vested.”

For purposes of comparing Commission Splits – Direct Pay (% of Total Revenue), we were instructed by the Company to compare the Commission Splits – Direct Pay (% of Total Revenue) information in the Case Level Sample Data File to the corresponding information contained in the Commission Agreement or the Master Agreement. We were further instructed by the Company as follows:

•	In the event the Commission Agreement or the Master Agreement was not available or the information did not agree with the Case Level Sample Data File, we were instructed by the Company to utilize the Consultant and Third Party Splits by Case File. We were informed by the Company that “Direct Paid” in the “RepType” field of the Consultant and Third Party Splits by Case File corresponded to the commission split type of “Direct Pay.”

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

•	In the event “Direct Paid” information in the “RepType” field of the Consultant and Third Party Split by Case File was not available, we were instructed by the Company to consider the Commission Splits – Direct Pay (% of Total Revenue) to be zero.

The Company instructed us to consider the Commission Splits – Direct Pay (% of Total Revenue) to be in agreement if the difference between the Commission Splits – Direct Pay (% of Total Revenue) on the Case Level Sample Data File and the respective Case File Document was not greater than 0.04%.

For purposes of comparing Commission Splits – Remitted by Clark (% of Gross Revenue), we were instructed by the Company to compare the Commission Splits – Remitted by Clark (% of Gross Revenue) information in the Case Level Sample Data File to the corresponding information contained in the Commission Agreement or the Master Agreement. We were further instructed by the Company as follows:

•	In the event the Commission Agreement or the Master Agreement was not available or did not agree with the Case Level Sample Data File, we were instructed by the Company to use the Consultant and Third Party Splits by Case File. We were informed by the Company that “A/P” or “Payroll” in the “RepType” field of the Consultant and Third Party Splits by Case File corresponded to the commission split type of “Remitted by Clark.”

•	In the event the Commission Splits – Remitted by Clark (% of Gross Revenue) did not agree with the corresponding information contained in the Commission Agreement, the Master Agreement, or the Consultant and Third Party Splits by Case File, we were instructed by the Company as follows:

(i)
Recompute the Commission split percentages presented in the BPS Screenshot using information from the 2015 Cash Received File by dividing the total value of the “Sum of Sum of Actual Clark Paid Expense to Reps” field in the 2015 Cash Received File by the total value of the “Sum of Sum of CaTotalRev2” field in the 2015 Cash Received File;

(ii)
Recompute the Commission Splits – Remitted by Clark (% of Gross Revenue) utilizing information contained in the Consultant and Third Party Splits by Case File, the 2015 Cost Service File, and the 2015 Cash Received File as follows:

a)
In the event the “RepType” field contained in the Consultant and Third Party Splits by Case File was “Direct Paid,” and did not include “A/P” or “Payroll,” we were instructed by the Company to (1) divide the amount in the Cost of Service Calc” field in the 2015 Cost of Service File by the “Sum of Sum of CaTotalRev2” field in the 2015 Cash Received File.

b)
In the event the “RepType” field  contained in the Consultant and Third Party Split by Case File was “Direct Paid,” “A/P,” and/or “Payroll,” we were instructed by the Company to: (1) multiply the percentage in the ”BPS Contract Rate” field for “A/P” and/or “Payroll” contained in the Consultant and Third Party Splits by Case File by the “Sum of Sum of CaTotalRev2” field in the 2015 Cash Received File to calculate the commission expense, (2) subtract the cost of service fee information contained in the “Cost of Service Calc” field in the 2015 Cost of Service File from the calculated commission expense, and (3) divide the result by the “Sum of Sum of CaTotalRev2” field in the 2015 Cash Received File.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

The Company instructed us to consider the Commission Splits – Remitted by Clark (% of Gross Revenue) to be in agreement if the difference between the Commission Splits – Remitted by Clark (% of Gross Revenue) on the Case Level Sample Data File and the respective Case File Document was not greater than 0.04%.

For purposes of comparing Commission Ownership Entity, we were instructed by the Company to compare the Commission Ownership Entity in the Case Level Sample Data File to the broker name contained in the BPS Case Comp Structure, the Commission Agreement, or the Schedule of Receivables. In the event the Commission Ownership Entity did not agree with the broker name in the Commission Agreement, the BPS Case Comp Structure, or the Schedule of Receivables, we were instructed by the Company to use the Mapping Carrier - Bank Names & Former Sales Entities cross reference the broker names to “Clark Consulting” or “CBC Insurance Revenue Securitization LLC.”  We were further instructed by the Company to deem all Selected Cases containing a Commission Ownership Entity of “Clark Consulting” or “CBC Insurance Revenue Securitization LLC” to be the same as CBC Insurance Revenue Securitization LLC.

For purposes of comparing Commission Type, we were instructed by the Company to compare the Commission Type in the Case Level Sample Data File to the Commission Agreement or Master Agreement. We were further instructed by the Company to deem Commission Type as “Trailer Commission” if the Commission Agreement or Master Agreement did not contain information related to Commission Type. In the event the Commission Agreement was not available within the Case File Documents, we were instructed by the Company to compare the Commission Type in the Case Level Sample Data File to the BPS Case Comp Structure.

For purposes of comparing Gross Revenue, the Company instructed us to perform the following procedures for each Selected Case:

(i)	Compare the Gross Revenue field on the Case Level Sample Data File to the Total Actual Revenue field in the 2015 Cash Received File.

(ii)
Recompute the Gross Revenue (the “Recomputed Gross Revenue”) by summing the Ledger Amounts for the Selected Case in the 2015 Cash Received Detail File and compare the Recomputed Gross Revenue to the Gross Revenue field in the Case Level Sample Data File. In the event  the Recomputed Gross Revenue did not agree to the Gross Revenue in the Case Level Sample Data File, the Company instructed us to compare the Commission Amount in the Carrier Statement to the Gross Revenue in the Case Level Sample Data File.

(iii)	Filter the “Notes” field in the 2015 Cash Received Detail File by the note descriptions and sum the “Ledger Amount” field in the 2015 Cash Received Detail File (the “Recomputed Total Ledger Amount”).

(iv)
Compare the Recomputed Total Ledger Amount to the corresponding deposit amount on the JP Morgan Bank Statement or Bank of New York Mellon Bank Statement provided by the Company. In the event the JP Morgan Bank Statement or the Bank of New York Mellon Bank Statement was not available, the Company instructed us to compare the Recomputed Total Ledger Amount to the check amount displayed on the Bank of New York Mellon Monthly Clark Checks, the “Amount” field on the CBC IRS Wire, the “Amount” field on the New York Life Lockbox or the check amount displayed on the New York Life Checks.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

The Company instructed us to consider the Gross Revenue to be in agreement if the difference between the Gross Revenue on the Case Level Sample Data File and the Recomputed Gross Revenue was not greater than $1,000 or 1.00% of the Gross Revenue, whichever was higher.

For purposes of comparing Direct Pay, we were instructed by the Company to recompute the Direct Pay (the “Recomputed Direct Pay”) by subtracting the Recomputed Gross Revenue from the Total Revenue in the Case Level Sample Data File and compare the Recomputed Direct Pay to the Direct Pay field in the Case Level Sample Data File.

For purposes of comparing Commission Expense, we were instructed by the Company to recompute the Commission Expense (the “Recomputed Commission Expense”) by multiplying the Recomputed Gross Revenue by the Commission Split in the Case Level Sample Data File and compare the Recomputed Commission Expense to the Commission Expense in the Case Level Sample Data File.

For purposes of comparing Net Revenue, we were instructed by the Company to recompute the Net Revenue (the “Recomputed Net Revenue”) by subtracting the Recomputed Commission Expense from the Recomputed Gross Revenue and compare the Recomputed Net Revenue to the Net Revenue in the Case Level Sample Data File.

The information regarding the Selected Cases was found to be in agreement with the respective information in the Case File Documents, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

II.	The Selected Policies

For each of the Selected Policies, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Policy File Documents.

The Company indicated that the absence of any of the Policy File Documents noted below or the inability to agree the indicated information from the Policy Level Sample Data File to the Policy File Documents for each of the attributes identified constituted an exception. The Policy File Documents are listed in the order of priority until such attribute was compared.

Attribute	Policy File Document(s) or Case File Document(s)

Policyholder (Bank) Name	Policy Document, Carrier Value Files, or Mapping Carrier - Bank Names & Former Sales Entities, and instructions provided by the Company described below

Insurance Carrier	Policy Document, Carrier Value Files, or Mapping Carrier - Bank Names & Former Sales Entities and instructions provided by the Company described below.

Policy Date	Policy Document, Carrier Value Files, or Commission Agreement

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

Attribute	Policy File Document(s) or Case File Document(s)

Product Type	Policy Document, Carrier Value Files, or General Account Policies Email Confirmation and instructions provided by the Company described below

Policy Number	Carrier Value Files or Policy Document

Premium in-Force	Carrier Value Files, Policy Document, Initial Premium Interest Calc, or Oracle Screenshot, and instructions provided by the Company described below

Cash Surrender Value	Carrier Value Files or Policy Document and instructions provided by the Company described below

Death Benefits	Carrier Value Files or Policy Document, and instructions provided by the Company described below

Minimum Crediting Rate	Carrier Value Files or Policy Document

Date of Birth	Carrier Value Files, Policy Document, Consent Form, Date of Birth Support, Census Screenshot and instructions provided by the Company described below

Gender	Carrier Value Files, Policy Document, or Consent Form and instructions provided by the Company described below

For purposes of comparing Policyholder (Bank) Name, we were instructed by the Company to compare the Policyholder (Bank) Name in the Policy Level Sample Data File to the Policy Document or the Carrier Value Files for each of the Selected Policies. In the event the Policyholder (Bank) Name did not agree with the name listed on the Carrier Value Files or the Policy Document, we were instructed by the Company to use the Mapping Carrier - Bank Names & Former Sales Entities to locate the current bank names. We were instructed by the Company to compare the current bank names to the Policy Level Sample Data File. The Company informed us that the Mapping Carrier - Bank Names & Former Sales Entities provided the most current bank name information due to mergers and acquisitions.

For purposes of comparing Insurance Carrier, we were instructed by the Company to compare the Insurance Carrier in the Policy Level Sample Data File to the Policy Document or the Carrier Value Files. In the event the Insurance Carrier did not agree with the name listed on the Carrier Value Files or the Policy Document, we were instructed by the Company to use the Mapping Carrier - Bank Names & Former Sales Entities to locate the current Insurance Carrier names. We were instructed by the Company to compare the current Insurance Carrier names to the Policy Level Sample Data File. The Company informed us that the Mapping Carrier - Bank Names & Former Sales Entities provided the most current Insurance Carrier information due to mergers and acquisitions.

For purposes of comparing Product Type, we were instructed by the Company to compare the Product Type listed in the Policy Level Sample Data File to the Policy Document or the Carrier Value Files. In the event the Product Type within the Policy Level Sample Data File was listed as “Hybrid,” we were instructed by the Company to look within the Policy Document for language stating the account was

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

“segregated” or “separated” from the general account. We were further instructed by the Company that if we were unable to locate language stating the account was “segregated” or “separated” within the Policy Document, the account should be deemed as “General.” For all Selected Policies included in Selected Cases #73, #77, #97, #98, #99, #105, #106, #123, #127, #130, #141, and #145, the Company was unable to locate and provide the corresponding Policy Document, and as such, we were instructed by the Company to compare the Product Type information to the Carrier Value Files. We were instructed by the Company to deem the Product Type to be “General” if the Product Type listed in the Carrier Value Files was presented as “ESP2,” “ESP4,” “ESP6,” “SPUL,” “LCUL LC,” “ULBOLI,” or “P.” Furthermore, the Company provided us with an email from The Lincoln National Life Insurance Company (“General Account Policies Email Confirmation”) classifying accounts marked as “ESP2,” “ESP4,” “ESP6,” “SPUL,” “LCUL LC,” or “ULBOLI” as “General.”

For purposes of comparing Premium in-Force, we were instructed by the Company to compare the Premium in-Force in the Policy Level Sample Data File to the Carrier Value Files or the Policy Document. In the event the Premium in-Force in the Policy Level Sample Data File did not agree with the corresponding information contained in the Carrier Value Files or the Policy Document, we were instructed by the Company to compare the Premium in-Force in the Policy Level Sample Data File to the recomputed “Initial Premium” utilizing the Initial Premium Interest Calc or to the “Cost Basis” information contained in the Carrier Value Files, the Policy Document, or the Oracle Screenshot.

We were instructed by the Company to utilize the Initial Premium Interest Calc to recompute the initial Premium in-Force, as follows:

(i)
Add 100% to the “Interest Rate” field provided in the file titled Initial Premium Interest Calc. Increase the result described in step 1 above by the fraction of the number of days between the “Date of Wire” field and the “Date of Transaction” field from the Initial Premium Interest Calc over 365 to obtain the effective interest rate.

(ii)	Divide the Premium in-Force information contained in the Carrier Value File by the recomputed effective interest rate from step 2 above to recompute the initial Premium in-Force.

(iii)	Compare the recomputed initial Premium in-Force from step 3 above to the Premium in-Force information contained in the Policy Level Sample Data File.

In the event the “Cost Basis” information was not available for an individual Selected Policy, we were instructed by the Company to recompute the “Cost Basis” as follows:

(i)	Sum the Premium in-Force information of the Selected Policies for the corresponding Selected Case in the Policy Level Sample Data File.

(ii)
Compare the sum of Premium in-Force information in the Policy Sample Data File to the “Cost Basis” information for the corresponding Selected Case, contained in the Carrier Value Files or Policy Document.

The Company instructed us to consider the Premium in-Force to be in agreement if the difference between the Premium in-Force on the Policy Level Sample Data File and the Premium in-Force in the respective Policy File Document was not greater than $3.54.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

For purposes of comparing Cash Surrender Value in the Policy Level Sample Data File to the Carrier Value Files or Policy Document, we were instructed by the Company to utilize the Cash Surrender Value as of August 31, 2015 from the Carrier Value Files in the event the Selected Policy contained a value of “Not Serviced” in the “Servicing Status by Newport” field.

The Company instructed us to consider the Cash Surrender Value to be in agreement if the percentage difference between the Cash Surrender Value amount on the Policy Level Sample Data File and the Cash Surrender Value amount in the respective Policy File Document was not greater than 1.32%.

For purposes of comparing Death Benefit, we were instructed by the Company to compare the Policy Level Sample Data File to the Carrier Value Files or to the Policy Document. We were instructed by the Company to compare the Current Death Benefit or Initial Death Benefit in the Policy Level Sample Data File to the corresponding Death Benefit information contained in the Carrier Value Files or to the Policy Document.

The Company instructed us to consider the Death Benefit to be in agreement if the percentage of difference between the Death Benefit on the Policy Level Sample Data File and the Death Benefit in the respective Carrier Value Files or Policy File Document was not greater than 2%.

For purposes of comparing Date of Birth, we were instructed by the Company to compare the Policy Level Sample Data File to the Carrier Value Files or to the Policy Document. In the event the Date of Birth information did not agree with or was not available in the Date of Birth information contained in the Carrier Value Files or in the Policy Document, we were instructed by the Company to compare the Policy Level Sample Data File to the Consent File, Date of Birth Support, or Census Screenshot. In the event the Date of Birth information was not available in the Consent File, Date of Birth Support or Census Screenshot, we were further instructed by the Company to (1) subtract the Age information contained in the Carrier Value Files or in the Policy Document from the Policy Date’s Year contained in the Carrier Value Files or in the Policy Document and (2) compare the recomputed Year information to the Year of the Date of Birth contained in the Policy Level Sample Data File.

For purposes of comparing Gender, we were instructed by the Company to compare Gender in the Policy Level Sample Data File to the Carrier Value Files, Policy Document, or Consent Form. In the event Gender information was not available in the Carrier Value Files, Policy Document and Consent Form, the Company instructed us to locate the First Name on the Consent Form or Policy Document. We were instructed by the Company to deem First Names such as “Mike,” “Robert,” or “Shaun” on the Consent Form and “David,” “Bradford,” “Michael” or “Ernest” on the Policy Document as “Male.”  We were further instructed by the Company to deem First Names such as “Sandra,” “Eileen,” “Diana,” “Helen,” “Katherine,” or “Sarah” on the Consent Form and “Martha” or “Theresa” on the Policy Document as “Female.”

The information regarding the Selected Policies was found to be in agreement with the respective information in the Policy File Documents, except as noted in Exhibit C. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Case Level Sample Data File, the Master Sample File and the Policy Level Sample Data File referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

CBC Insurance Revenue Securitization, LLC, Asset Backed Notes, Series 2016-1
April 28, 2016

The procedures performed were applied based on the methodologies and information indicated in the Initial Case Data File, the Case Level Sample Data File, the Master Sample File, the Policy Level Sample Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such methodologies, information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Cases and Policies or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Initial Case Data File, the Case Level Sample Data File, the Master Sample File, the Policy Level Sample Data File, the Case File Documents, the Policy File Documents or other documents furnished to us by the Company, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Cases and Policies to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Cases and Policies being securitized, (iii) the compliance of the originator of the Cases and Policies with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Cases and Policies that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Company, Guggenheim Securities LLC, and Barclays Capital Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, whom are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

April 28, 2016

THE PAGES THAT FOLLOW CONSTITUTE EXHIBIT A

Exhibit A
The Selected Cases

Selected Case #	Oracle ID	Number of Policies	Selected Policy #	Total Net Revenue
1	12	131	#1 - #131	$479,402.52
2	13	427	#132- #558	$479,402.52
3	14	149	#559- #707	$508,678.20
4	16	605	#708- #1312	$508,678.20
5	23	284	#1313- #1596	$214,100.25
6	32	467	#1597- #2063	$290,912.73
7	35	65	#2064- #2128	$48,348.16
8	38	117	#2129- #2245	$310,976.00
9	46	952	#2246- #3197	$365,164.84
10	80	304	#3198- #3501	$496,938.93
11	83	283	#3502- #3784	$385,313.49
12	87	99	#3785- #3883	$152,399.54
13	111	227	#3884- #4110	$424,102.14
14	132	1813	#4111- #5923	$941,983.96
15	133	447	#5924- #6370	$825,958.19
16	135	83	#6371- #6453	$8,833.21
17	140	222	#6454- #6675	$85,000.00
18	141	120	#6676- #6795	$493,459.37
19	156	83	#6796- #6878	$438,320.90
20	157	1089	#6879- #7967	$445,394.10
21	168	288	#7968- #8255	$468,708.00
22	180	578	#8256- #8833	$734,491.77
23	183	734	#8834- #9567	$112,234.85
24	194	617	#9568- #10184	$7,164.15
25	201	868	#10185- #11052	$157,757.17
26	210	273	#11053- #11325	$485,766.18
27	213	206	#11326- #11531	$39,434.73
28	249	272	#11532- #11803	$450,649.73
29	257	339	#11804- #12142	$11,669.65
30	281	985	#12143- #13127	$76,041.97
31	288	108	#13128- #13235	$13,782.25
32	294	148	#13236- #13383	$29,000.00
33	313	198	#13384- #13581	$122,335.03
34	317	577	#13582- #14158	$178,482.10
35	320	243	#14159- #14401	$14,592.62
36	328	703	#14402- #15104	$22,490.91
37	332	570	#15105- #15674	$75,297.65
38	342	2127	#15675- #17801	$946,723.68
39	358	957	#17802- #18758	$17,772.59
40	379	393	#18759- #19151	$421,479.19
41	412	30	#19152- #19181	$5,604.49
42	413	40	#19182- #19221	$8,659.61
43	439	663	#19222- #19884	$197,937.68
44	449	110	#19885- #19994	$14,210.81
45	457	292	#19995- #20286	$168,195.77
46	464	43	#20287- #20329	$22,179.68
47	472	29	#20330- #20358	$19,081.19
48	489	690	#20359- #21048	$478,124.41
49	501	789	#21049- #21837	$424,852.17
50	516	94	#21838- #21931	$5,642.50

Exhibit A
The Selected Cases

Selected Case #		Oracle ID	Number of Policies	Selected Policy #	Total Net Revenue
51		525	746	#21932-#22677	$84,857.43
52		579	35	#22678- #22712	$8,312.99
53		606	203	#22713- #22915	$509,771.74
54		621	18	#22916- #22933	$3,184.22
55		637	42	#22934- #22975	$18,144.87
56		651	5	#22976- #22980	$578.95
57		684	122	#22981- #23102	$41,721.87
58		686	174	#23103- #23276	$54,221.32
59		693	187	#23277- #23463	$14,686.13
60		747	134	#23464- #23597	$49,110.96
61		760	219	#23598- #23816	$81,097.17
62		800	127	#23817- #23943	$46,780.04
63		811	87	#23944- #24030	$41,212.73
64		812	14	#24031- #24044	$15,098.49
65		818	32	#24045- #24076	$11,126.62
66		841	94	#24077- #24170	$18,966.80
67		888	29	#24171- #24199	$16,406.85
68		907	1	#24200- #24200	$510.00
69		919	18	#24201- #24218	$4,211.34
70		946	1116	#24219- #25334	$840,495.57
71		948	735	#25335- #26069	$477,506.32
72		967	21	#26070- #26090	$11,467.14
73		996	13	#26091- #26103	$3,220.61
74		1010	3	#26104- #26106	$611.47
75		1050	20	#26107- #26126	$8,354.97
76		1066	5	#26127- #26131	$2,829.00
77		1083	1	#26132- #26132	$382.80
78		1095	225	#26133- #26357	$30,637.84
79		1107	144	#26358- #26501	$45,633.91
80		1136	98	#26502- #26599	$28,809.54
81		1139	215	#26600- #26814	$190,800.43
82		1193	149	#26815- #26963	$70,475.90
83		1236	16	#26964- #26979	$8,727.90
84		1249	1	#26980- #26980	$94.20
85		1308	70	#26981- #27050	$29,036.45
86		1361	13	#27051- #27063	$3,742.83
87		1420	5	#27064- #27068	$1,229.20
88		1483	27	#27069- #27095	$11,166.77
89		1500	1	#27096- #27096	$2,112.62
90		1505	3	#27097- #27099	$896.58
91		1525	3	#27100- #27102	$7,420.15
92	*	1533	2	#27103- #27104	N/	A
93		1551	5	#27105- #27109	$10,429.72
94		1561	5	#27110- #27114	$1,417.50
95		1563	2	#27115- #27116	$4,025.21
96		1571	1	#27117- #27117	$30.00
97		1647	6	#27118- #27123	$1,551.83
98		1650	38	#27124- #27161	$14,947.39
99		1677	3	#27162- #27164	$522.72
100		1713	1	#27165	$574.24

* We were informed by the Company that the net revenue for Selected Case #92 was not available due to a change in the agent of record in the first quarter of 2016.”

Exhibit A
The Selected Cases

Selected Case #	Oracle ID	Number of Policies	Selected Policy #	Total Net Revenue
101	1742	7	#27166-#27172	$4,914.10
102	1850	7	#27173- #27179	$5,990.95
103	1879	13	#27180- #27192	$7,927.15
104	1884	1	#27193- #27193	$161.87
105	1898	2	#27194- #27195	$315.41
106	1902	1	#27196- #27196	$315.41
107	1910	1	#27197- #27197	$215.78
108	1915	3	#27198- #27200	$578.25
109	1952	27	#27201- #27227	$7,812.85
110	1973	16	#27228- #27243	$3,302.42
111	2017	1	#27244- #27244	$138.95
112	2023	1	#27245- #27245	$57.01
113	2033	1	#27246- #27246	$1,563.42
114	2115	1	#27247- #27247	$1,860.00
115	2161	1	#27248- #27248	$341.25
116	2178	2	#27249- #27250	$189.00
117	2259	7	#27251- #27257	$5,990.93
118	2261	7	#27258- #27264	$3,072.25
119	2284	16	#27265- #27280	$33,175.25
120	2304	8	#27281- #27288	$1,397.90
121	2310	7	#27289- #27295	$1,641.69
122	2311	1	#27296- #27296	$226.74
123	2319	2	#27297- #27298	$336.00
124	2327	2	#27299- #27300	$192.13
125	2328	2	#27301- #27302	$417.09
126	2339	70	#27303-#27372	$18,459.07
127	2385	3	#27373- #27375	$765.00
128	2489	29	#27376- #27404	$2,746.04
129	2546	20	#27405- #27424	$9,785.88
130	2911	21	#27425- #27445	$5,386.53
131	2945	124	#27446- #27569	$10,371.92
132	2957	11	#27570- #27580	$7,431.77
133	2964	1	#27581- #27581	$581.40
134	2978	16	#27582- #27597	$3,141.69
135	3025	2	#27598- #27599	$406.00
136	3050	20	#27600- #27619	$3,462.95
137	3062	2	#27620- #27621	$1,032.31
138	3063	3	#27622- #27624	$1,108.84
139	3128	7	#27625- #27631	$627.18
140	3144	21	#27632- #27652	$10,893.53
141	3146	18	#27653- #27670	$2,984.11
142	3198	11	#27671- #27681	$1,787.78
143	3211	1	#27682- #27682	$107.12
144	3220	3	#27683- #27685	$1,165.03
145	3232	1	#27686- #27686	$192.60
146	3249	1	#27687- #27687	$212.55
147	3370	64	#27688- #27751	$16,142.07
148	3394	27	#27752- #27778	$2,768.47
149	3450	18	#27779- #27796	$1,854.03
150	3458	322	#27797- #28118	$61,913.07

Note:  The sum of the Total Net Revenue for the Selected Cases was $16,681,066.18.

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B

Exhibit B
Case Level Exceptions List

Selected Case #	Oracle ID	Attribute	Per Case Level Sample Data File	Per Case File Document
99	1677	Vested Status	Yes	No
104	1884	Vested Status	Yes	No
127	2385	Vested Status	Yes	No
133	2964	Vested Status	Yes	No
145	3232	Vested Status	Yes	No

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT C

Exhibit C
Policy Level Exceptions List

Selected Case #	Selected Policy #	Attribute	Per Policy Level Sample Data File	Per Policy File Document
4	#784	Date of Birth	2/8/1957	2/8/1956
13	#4042	Date of Birth	8/8/1951	11/23/1951
22	#8471	Date of Birth	2/27/1958	12/27/1958
22	#8704	Date of Birth	8/28/1963	8/28/1962
39	#17817	Date of Birth	2/8/1957	2/8/1956
60	#23530	Death Benefits	$931,038.90	$1,099,425.01
60	#23531	Death Benefits	$1,099,425.01	$931,038.90
60	#23585	Death Benefits	$767,025.01	$1,176,058.34
37	#15170	Gender	Female	Male
60	#23557	Gender	Male	Female
20	#6885 - #7974	Minimum Crediting Rate	4.00%	4.50%

The following exception list constitutes Selected Policy exceptions due to certain unavailable Policy File Documents for the respective attribute. As such, we were unable to perform procedures for the indicated attribute.

Selected Case #	Selected Policy #	Attribute
17	#6458 - #6680	Cash Surrender Value
17*	#6458 - #6680	Death Benefit
79*	#26366 - #26509	Death Benefit
61*	#23607 - #23825	Death Benefit
10	#3199 - #3502	Minimum Crediting Rate
11	#3503 - #3786	Minimum Crediting Rate
17	#6458 - #6680	Minimum Crediting Rate
18	#6681- #6801	Minimum Crediting Rate
31	#13135- #13242	Minimum Crediting Rate
34	#13589 - #14165	Minimum Crediting Rate
45	#20003 - #20294	Minimum Crediting Rate
82	#26823 - #26971	Minimum Crediting Rate
114	#27255 - #27255	Minimum Crediting Rate
131	#27454 - #27577	Minimum Crediting Rate
132	#27578 - #27588	Minimum Crediting Rate
139	#27633 - #27639	Minimum Crediting Rate
17	#6458 - #6680	Premium In-Force
79	#26366 - #26509	Premium In-Force
10	#3199 - #3502	Product Type
11	#3503 - #3786	Product Type
34	#13589 - #14165	Product Type
45	#20003 - #20294	Product Type
82	#26823 - #26971	Product Type
103	#27188 - #27200	Product Type
113	#27254 - #27254	Product Type
114	#27255 - #27255	Product Type
128	#27384 - #27412	Product Type
131	#27454 - #27577	Product Type
138	#27630 - #27632	Product Type
139	#27633 - #27639	Product Type

*The Death Benefits in the Policy Level Data File were Initial Death Benefits and the Death Benefits provided in the Policy File Document were the Current Death Benefit. As such, we were unable to perform procedures related to Death Benefit information in the Policy Level Data File.